Real Estate and Other Assets Acquired in Settlement of Loans (Details 1) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Schedule of real estate acquired in settlement of loans
Beginning Balance	$ 16,020	$ 20,168
Additions	16,869	10,903
Proceeds from sales	(8,571)	(7,435)
Charge-offs against the valuation allowance for other real estate owned, net	(1,883)	(433)
Net gain on sales	317	(206)
Total other real estate owned and repossessed assets	29,729	22,997
Less valuation allowance for other real estate owned	(6,137)	(6,977)
Ending Balance	$ 23,592	$ 16,020